SEMI ANNUAL REPORT
TEMPLETON GLOBAL OPPORTUNITIES TRUST



                                                                   JUNE 30, 2001


[FRANKLIN TEMPLETON LOGO]

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.







[PICTURE OF MARK R. BEVERIDGE]

MARK R. BEVERIDGE, CFA, CIC
Portfolio Manager
Templeton Global Opportunities Trust


--------------------------------------------------------------------------------
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FRANKLINTEMPLETON.COM

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


SHAREHOLDER LETTER

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Your Fund's Goal: Templeton Global Opportunities Trust seeks long-term capital growth. Under normal market conditions, the Fund invests at least 65% of its total assets in the equity securities of companies located anywhere in the world, including developing or emerging markets.
--------------------------------------------------------------------------------


Dear Shareholder:

This semiannual report of Templeton Global Opportunities Trust covers the six-month period ended June 30, 2001. With most stock markets rallying during January, the global equity investment climate began 2001 on a positive note. However, renewed signs of economic weakness in the U.S. and abroad, accompanied by a new wave of corporate profit warnings and layoff announcements, hampered performance during most of the six-month reporting period. The declines were most severe during the first quarter, with a partial recovery occurring during April and early May. However, by June 30, 2001, most world stock markets stood at lower levels than at the beginning of the year.

In an effort to support the slowing global economy, the U.S. Federal Reserve Board and the Bank of England enacted a


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 12.



CONTENTS

Shareholder Letter              1

Performance Summary             7

Financial Highlights &
Statement of Investments        9

Financial Statements           16

Notes to Financial Statements  19



FUND CATEGORY
[PYRAMID GRAPHIC]

[PIE CHART]

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
6/30/01
----------------------------
Europe                 42.6%
North America          28.1%
Asia                   15.2%
Latin America           6.7%
Australia/
New Zealand             4.1%
Short-Term
Investments &
Other Net Assets        3.3%


TOP 10 COUNTRIES
Based on Equity Securities
6/30/01

                  % OF TOTAL
                  NET ASSETS
----------------------------
U.S.                   24.5%
U.K.                   11.8%
Japan                   9.7%
France                  7.3%
Germany                 6.5%
Spain                   4.8%
Hong Kong               4.2%
Mexico                  3.8%
Netherlands             3.7%
Italy                   3.5%


series of short-term interest rate cuts. The Bank of Japan and the European Central Bank (ECB) complemented these monetary efforts with similar, but less drastic, cuts. Until May, the ECB was reluctant to cut interest rates, as the bank's primary concern was fighting inflation, which reached 3.4% in May, the highest level since the euro's 1999 introduction. Evidence of decreasing business activity within the Euro zone -- particularly in manufacturing -- combined with a concern over the impact that a U.S. slowdown might have on Europe's growth prompted the ECB to change its policy.

The euro remained weak during the reporting period, as the currency hovered around prior lows relative to the U.S. dollar. In our view, this feebleness is tied to fundamentals, such as perceived ECB weakness, slowing European growth and outflows into the U.S. from both equity and foreign direct investments. European consolidation continued during the reporting period, as German power utility E.On unveiled a $7.34 billion bid agreement for Powergen, Britain's fourth-largest electric utility.

Japan's economic situation preoccupied investors whose concerns were reflected in the country's stock market, which remained under pressure during most of the reporting period. In April, however, Mr. Junichiro Koizumi's election as Japan's new Prime Minister provided some relief, and the stock market responded by testing positive territory. Mr. Koizumi is expected to infuse Japan with much-needed political and economic reforms, but it will take time before we can see how far he is willing to go down the road of reform.

For the six months ended June 30, 2001, Templeton Global Opportunities Trust - Class A shares posted a -5.25% cumulative total return as shown in the Performance Summary beginning on page 7. The Fund's benchmark, the Morgan Stanley Capital International All Country (MSCI AC) World Free Index, posted a -9.93% return for the same period.(1)

In sorting out the details in this complex investment environment, we continued to practice what we have always attempted -- to unearth what we believe to be bargain stocks around the world. Overall, we did not consider stock valuations such as price-to-earnings and price-to-cash-flow ratios to be cheap. However, during the first six months of 2001, we identified a number of stocks we consider bargains and added them to the portfolio. Among them were Australian health care concern Mayne Nickless and French auto parts manufacturer Valeo. Conversely, we eliminated U.K. pump manufacturer Weir Group and Canadian Gold producer Barrick Gold from the portfolio, as these stocks began to look expensive in our model.

The weak euro impacted the portfolio by reducing our European holdings' dollar returns. However, the effect was partially offset by the Fund's export-oriented companies, as they benefited from the weaker currency. Several Fund positions benefited from this trend, including Spanish energy producer Repsol, German automobile manufacturer Volkswagen and Swiss insurance company Swiss Re. Furthermore, E.On's acquisition announcement had a positive effect on the utilities sector, which benefited a number of the Fund's holdings.



TOP 10 INDUSTRIES
Based on Equity Securities
6/30/01

                          % OF TOTAL
                          NET ASSETS
------------------------------------
Insurance                      10.3%
Pharmaceuticals                10.2%
Banks                           8.6%
Diversified Telecommunication
Services                        8.0%
Electric Utilities              7.1%
Oil & Gas                       6.8%
Paper & Forest Products         5.5%
Food Products                   3.3%
Household Durables              3.3%
Diversified Financials          3.2%


1. Source: Standard & Poor's Micropal. The unmanaged MSCI AC World Free Index measures the performance of securities located in 48 countries, including emerging markets in Latin America, Asia and eastern Europe. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

TOP 10 EQUITY HOLDINGS
6/30/01

COMPANY                          % OF TOTAL
INDUSTRY, COUNTRY                NET ASSETS
-------------------------------------------
Hitachi Ltd.                        2.7%
Electronic Equipment &
Instruments, Japan

Unilever PLC                        2.4%
Food Products, U.K.

Abbott Laboratories                 2.3%
Pharmaceuticals, U.S.

Elan Corp. PLC, ADR                 2.1%
Pharmaceuticals, Irish Republic

Australia & New Zealand
Banking Group Ltd.                  2.1%
Banks, Australia

Pharmacia Corp.                     2.0%
Pharmaceuticals, U.S.

Merck KGAA                          1.9%
Pharmaceuticals, Germany

AON Corp.                           1.9%
Insurance, U.S.

Aventis SA                          1.9%
Pharmaceuticals, France

HSBC Holdings PLC                   1.9%
Banks, Hong Kong


In Japan, we are happy that our homework bore some fruit, despite a difficult investment environment. Our holdings in Hitachi, Nomura and Komatsu performed well during the reporting period, as the first two appreciated at least 10% and Komatsu almost 5%.

Looking forward, we expect that the central banks' combined monetary support will take time before it can stimulate the world's economy. In the meantime, we anticipate that analysts' earnings growth expectations for 2002, although scaled down, might turn out to be overly optimistic and difficult to achieve. This is in addition to the ongoing earnings downgrades for 2001. As of June 30, analysts' earnings growth expectations for 2002 stood at 19% for the S&P 500 and 34% for its technology sector, too high in our opinion.(2)

In Europe, we believe the euro was modestly undervalued versus the U.S. dollar at period-end. We also believe progress toward European restructuring coupled with a narrowing of the growth gap between the U.S. and Europe could lead to a stronger euro. Additionally, we anticipate that European companies will remain acquisitive, as currently we estimate that 130 billion euros in cash is available for merger and acquisition activity.

In Japan, during our meetings with corporate executives and managers, we noticed a significant difference between those who desire to run a profitable company with shareholders in mind and those who maintain the Japanese business culture status quo. For the moment, Mr. Koizumi appears to be more interested in winning the Upper House election in July than in



2. Source: IBES, 6/30/01.

spelling out his plans for reform. For these reasons, we still tend to be skeptical and extremely selective when it comes to investing in Japanese companies.

Although we believe the world's economy is experiencing an economic slowdown, based on our continued conversations with the leaders of corporations we think are some of the world's best managed, we do not foresee this slowdown becoming a synchronized, deep global recession. It is our belief that within a relatively short period of time, if corporate sales and earnings visibility improve, then the basis for a sustainable recovery in the world's equity markets would be provided. In the meantime, we are seeking to position the portfolio to be able to take full advantage of a recovery.

There are, of course, special risks involved with global investing related to market, currency, economic, social, political and other factors. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, the MSCI Mexico Free Index has increased 1,300% in the last 13 years, but has suffered five quarterly declines of more than 15% during that time.(3) While short-term volatility can be disconcerting, declines of more than 50% are not unusual in emerging markets. The definition of "emerging markets" as used by the Fund's manager may differ from the



3. Source: Standard and Poor's Micropal. Based on quarterly percentage price change over 13 years ended 6/30/01. Market return is measured in U.S. dollars. The MSCI Mexico Free Index is an equity index calculated by Morgan Stanley Capital International. The index measures the total return (dividends are reinvested) of equity securities in Mexico. Only securities available to foreign (non-local) investors are included. The securities in the index are capitalization weighted (shares outstanding times price).

definition of the same term as used in managing other Franklin Templeton funds. These special risks and other considerations are discussed in the Fund's prospectus.

We thank you for your participation in Templeton Global Opportunities Trust and look forward to helping you meet your investment objectives in the years to come.

Sincerely,



/s/ Mark R. Beveridge
------------------------------------
Mark R. Beveridge, CFA, CIC
Portfolio Manager
Templeton Global Opportunities Trust



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 6/30/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                          CHANGE     6/30/01     12/30/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           -$0.84       $13.79       $14.63

DISTRIBUTIONS (1/1/01 - 6/30/01)

Dividend Income                                 $0.0198
Short-Term Capital Gain                         $0.0538
                                                -------
      Total                                     $0.0736


CLASS B                                          CHANGE     6/30/01     12/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           -$0.89       $13.69       $14.58

DISTRIBUTIONS (1/1/01 - 6/30/01)

Dividend Income                                 $0.0198
Short-Term Capital Gain                         $0.0538
                                                -------
      Total                                     $0.0736

Class C                                          Change     6/30/01     12/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           -$0.85       $13.61       $14.46

DISTRIBUTIONS (1/1/01 - 6/30/01)

Short-Term Capital Gain                         $0.0538



--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 1/1/92, Fund shares were offered at a higher initial sales charge. Thus, actual total returns would have been lower. Effective 1/1/93, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.


--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


PERFORMANCE

CLASS A                             6-MONTH      1-YEAR     5-YEAR      10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)            -5.25%     -11.00%      46.81%    200.29%

Average Annual Total Return(2)       -10.69%     -16.13%       6.71%     10.97%

Value of $10,000 Investment(3)       $8,931      $8,387     $13,834     $28,316


                                                                       INCEPTION
CLASS B                                          6-MONTH    1-YEAR      (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                       -5.62%     -11.63%       15.06%

Average Annual Total Return(2)                   -9.37%     -15.00%        4.74%

Value of $10,000 Investment(3)                  $9,063      $8,500       $11,225


                                                                       INCEPTION
CLASS C                             6-MONTH      1-YEAR     5-YEAR      (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)          -5.58%       -11.62%    41.70%        70.51%

Average Annual Total Return(2)      -7.48%       -13.33%     7.00%         8.87%

Value of $10,000 Investment(3)     $9,252        $8,667   $14,028       $16,885


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Financial Highlights

                                                                                   CLASS A
                                                  -------------------------------------------------------------------------
                                                   SIX MONTHS
                                                      ENDED                        YEAR ENDED DECEMBER 31,
                                                  JUNE 30, 2001    --------------------------------------------------------
                                                   (UNAUDITED)       2000        1999        1998        1997        1996
                                                  -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the
  period)
Net asset value, beginning of period..........        $14.63         $17.12      $14.63      $15.32      $14.62      $12.57
                                                  -------------------------------------------------------------------------
Income from investment operations:
 Net investment income........................           .08            .12         .25         .39         .38         .30
 Net realized and unrealized gains (losses)...          (.85)          (.63)       3.53        (.48)       1.70        2.69
                                                  -------------------------------------------------------------------------
Total from investment operations..............          (.77)          (.51)       3.78        (.09)       2.08        2.99
                                                  -------------------------------------------------------------------------
Less distributions from:
 Net investment income........................          (.02)          (.14)       (.34)       (.32)       (.37)       (.36)
 Net realized gains...........................          (.05)         (1.84)       (.95)       (.28)      (1.01)       (.58)
                                                  -------------------------------------------------------------------------
Total distributions...........................          (.07)         (1.98)      (1.29)       (.60)      (1.38)       (.94)
                                                  -------------------------------------------------------------------------
Net asset value, end of period................        $13.79         $14.63      $17.12      $14.63      $15.32      $14.62
                                                  =========================================================================
Total Return*.................................       (5.25)%        (3.16)%      27.17%      (.61)%      14.53%      24.19%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's).............      $502,763       $548,290    $682,277    $656,108     786,219    $634,478
Ratios to average net assets:
 Expenses.....................................         1.39%**        1.43%       1.42%       1.41%       1.37%       1.45%
 Net investment income........................         1.19%**         .78%       1.61%       2.38%       2.30%       2.10%
Portfolio turnover rate.......................         4.95%         68.21%      48.46%       3.09%      26.21%      18.54%

*Total return does not reflect sales commissions and is not annualized. **Annualized.
+Based on average weighted shares outstanding effective year ended December 31, 1999.

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Financial Highlights (continued)

                                                                             CLASS B
                                                                ---------------------------------
                                                                 SIX MONTHS         YEAR ENDED
                                                                    ENDED          DECEMBER 31,
                                                                JUNE 30, 2001    ----------------
                                                                 (UNAUDITED)      2000     1999+
                                                                ---------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the period)
Net asset value, beginning of period........................        $14.58       $17.04    $14.63
                                                                ---------------------------------
Income from investment operations:
 Net investment income......................................           .03           --**     .08
 Net realized and unrealized gains (losses).................          (.85)        (.55)     3.58
                                                                ---------------------------------
Total from investment operations............................          (.82)        (.55)     3.66
                                                                ---------------------------------
Less distributions from:
 Net investment income......................................          (.02)        (.07)     (.30)
 Net realized gains.........................................          (.05)       (1.84)     (.95)
                                                                ---------------------------------
Total distributions.........................................          (.07)       (1.91)    (1.25)
                                                                ---------------------------------
Net asset value, end of period..............................        $13.69       $14.58    $17.04
                                                                =================================
Total Return*...............................................       (5.62)%       (3.49)%   26.31%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)...........................          $743         $546      $346
Ratios to average net assets:
 Expenses...................................................         2.13%***     2.17%     2.20%
 Net investment income (loss)...............................          .52%***    (.02)%      .52%
Portfolio turnover rate.....................................         4.95%       68.21%    48.46%

*Total return does not reflect the contingent deferred sales charge and is not annualized.
**Actual net investment income per share is (.004).
***Annualized.
+Effective date of Class B shares was January 1, 1999.
++Based on average weighted shares outstanding.
 10

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Financial Highlights (continued)

                                                                                   CLASS C
                                                 ----------------------------------------------------------------------------
                                                  SIX MONTHS
                                                     ENDED                          YEAR ENDED DECEMBER 31,
                                                 JUNE 30, 2001    -----------------------------------------------------------
                                                  (UNAUDITED)      2000         1999         1998         1997         1996
                                                 ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the
  period)
Net asset value, beginning of period.........        $14.46        $16.96       $14.50       $15.17       $14.52       $12.53
                                                 ----------------------------------------------------------------------------
Income from investment operations:
 Net investment income.......................           .03           .01          .13          .24          .18          .24
 Net realized and unrealized gains
   (losses)..................................          (.83)         (.62)        3.50         (.43)        1.77         2.63
                                                 ----------------------------------------------------------------------------
Total from investment operations.............          (.80)         (.61)        3.63         (.19)        1.95         2.87
                                                 ----------------------------------------------------------------------------
Less distributions from:
 Net investment income.......................            --          (.05)        (.22)        (.20)        (.29)        (.30)
 Net realized gains..........................          (.05)        (1.84)        (.95)        (.28)       (1.01)        (.58)
                                                 ----------------------------------------------------------------------------
Total distributions..........................          (.05)        (1.89)       (1.17)        (.48)       (1.30)        (.88)
                                                 ----------------------------------------------------------------------------
Net asset value, end of period...............        $13.61        $14.46       $16.96       $14.50       $15.17       $14.52
                                                 ============================================================================
Total Return*................................       (5.58)%       (3.83)%       26.28%      (1.29)%       13.74%       23.28%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)............       $23,054       $25,067      $32,410      $33,423      $38,627      $11,622
Ratios to average net assets:
 Expenses....................................         2.13%**       2.18%        2.16%        2.16%        2.12%        2.20%
 Net investment income.......................          .42%**        .05%         .87%        1.62%         .93%        1.12%
Portfolio turnover rate......................         4.95%        68.21%       48.46%        3.09%       26.21%       18.54%

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+Based on average weighted shares outstanding effective year ended December 31, 1999.
                       See Notes to Financial Statements.

TEMPLETON GLOBAL OPPORTUNITIES TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS 94.9%
AEROSPACE & DEFENSE 3.0%
BAE Systems PLC.............................................    United Kingdom      1,504,900     $  7,206,402
Raytheon Co. ...............................................    United States         326,500        8,668,575
                                                                                                  ------------
                                                                                                    15,874,977
                                                                                                  ------------
AUTO COMPONENTS .9%
Valeo SA....................................................        France            109,350        4,414,657
                                                                                                  ------------
AUTOMOBILES 1.2%
Volkswagen AG...............................................       Germany            132,010        6,168,744
                                                                                                  ------------
BANKS 8.6%
Australia & New Zealand Banking Group Ltd. .................      Australia         1,266,090       10,874,329
Banca Nazionale del Lavoro SpA..............................        Italy           1,787,410        5,598,565
Banco Popular Espanol SA....................................        Spain             232,030        8,110,355
Deutsche Bank AG............................................       Germany             73,910        5,280,761
HSBC Holdings PLC...........................................      Hong Kong           832,000        9,840,126
Svenska Handelsbanken, A....................................        Sweden            388,620        5,551,536
                                                                                                  ------------
                                                                                                    45,255,672
                                                                                                  ------------
CHEMICALS 2.3%
Akzo Nobel NV...............................................     Netherlands          183,620        7,772,144
Bayer AG, Br. ..............................................       Germany            116,900        4,552,219
                                                                                                  ------------
                                                                                                    12,324,363
                                                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES 1.2%
Chubb PLC...................................................    United Kingdom      2,685,600        6,279,090
                                                                                                  ------------
COMMUNICATIONS EQUIPMENT .4%
*3Com Corp. ................................................    United States         198,810          944,348
Alcatel SA, ADR.............................................        France             33,412          692,965
Motorola Inc. ..............................................    United States          30,000          496,800
                                                                                                  ------------
                                                                                                     2,134,113
                                                                                                  ------------
COMPUTERS & PERIPHERALS .2%
Fujitsu Ltd. ...............................................        Japan                 400            4,201
*Palm Inc. .................................................    United States         164,736          999,948
                                                                                                  ------------
                                                                                                     1,004,149
                                                                                                  ------------
CONSTRUCTION & ENGINEERING 1.0%
Kurita Water Industries Ltd. ...............................        Japan             386,000        5,310,904
                                                                                                  ------------
CONSTRUCTION MATERIALS 1.3%
Hanson PLC..................................................    United Kingdom        915,241        6,738,231
                                                                                                  ------------

TEMPLETON GLOBAL OPPORTUNITIES TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
DIVERSIFIED FINANCIALS 3.2%
ING Groep NV................................................     Netherlands          119,220     $  7,791,431
Nomura Securities Co. Ltd. .................................        Japan             482,000        9,236,530
                                                                                                  ------------
                                                                                                    17,027,961
                                                                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES 7.4%
*Cia de Telecomunicaciones de Chile SA, ADR.................        Chile             417,030        5,871,782
Korea Telecom Corp., ADR....................................     South Korea          165,185        3,630,766
Nippon Telegraph & Telephone Corp. .........................        Japan                 972        5,065,747
Philippine Long Distance Telephone Co., ADR.................     Philippines           17,410          244,611
SBC Communications Inc. ....................................    United States         171,490        6,869,889
Telecom Italia SpA..........................................        Italy             859,673        4,104,528
*Telefonica SA..............................................        Spain             240,270        2,961,500
*Telefonica SA, ADR.........................................        Spain              23,267          866,463
Telefonos de Mexico SA (Telmex), L, ADR.....................        Mexico            114,190        4,006,927
Worldcom Inc.-MCI Group.....................................    United States          14,240          229,264
*Worldcom Inc.-Worldcom Group...............................    United States         356,020        5,055,484
                                                                                                  ------------
                                                                                                    38,906,961
                                                                                                  ------------
ELECTRIC UTILITIES 7.1%
CLP Holdings Ltd. ..........................................      Hong Kong         2,103,000        8,816,536
E.On AG.....................................................       Germany            158,210        8,223,432
Iberdrola SA, Br. ..........................................        Spain             606,810        7,782,447
Innogy Holdings PLC.........................................    United Kingdom        874,190        2,680,131
*International Power PLC....................................    United Kingdom        874,190        3,685,181
Korea Electric Power Corp., ADR.............................     South Korea          379,770        3,607,815
Powergen PLC................................................    United Kingdom        271,183        2,742,111
                                                                                                  ------------
                                                                                                    37,537,653
                                                                                                  ------------
ELECTRICAL EQUIPMENT 1.8%
Alstom SA...................................................        France            336,700        9,366,158
                                                                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS 2.7%
Hitachi Ltd. ...............................................        Japan           1,469,000       14,428,520
                                                                                                  ------------
FOOD PRODUCTS 3.3%
*Kraft Foods Inc. ..........................................    United States         153,200        4,749,200
Unilever PLC................................................    United Kingdom      1,505,750       12,684,503
                                                                                                  ------------
                                                                                                    17,433,703
                                                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES .9%
Nycomed Amersham PLC........................................    United Kingdom        657,140        4,821,638
                                                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES .9%
Mayne Nickless Ltd., A......................................      Australia         1,516,000        4,968,295
                                                                                                  ------------

TEMPLETON GLOBAL OPPORTUNITIES TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
HOUSEHOLD DURABLES 3.3%
Koninklijke Philips Electronics NV..........................     Netherlands          144,103     $  3,819,504
Newell Rubbermaid Inc. .....................................    United States         324,000        8,132,400
Sony Corp. .................................................        Japan              82,800        5,443,874
                                                                                                  ------------
                                                                                                    17,395,778
                                                                                                  ------------
INSURANCE 10.3%
Ace Ltd. ...................................................       Bermuda            146,810        5,738,803
Allstate Corp. .............................................    United States         140,970        6,201,270
American International Group Inc. ..........................    United States          88,207        7,585,802
AON Corp. ..................................................    United States         284,150        9,945,250
AXA SA......................................................        France            276,240        7,869,053
AXA SA, 144A................................................        France             24,992          711,929
Swiss Reinsurance Co. ......................................     Switzerland            2,383        4,714,428
XL Capital Ltd., A..........................................       Bermuda             69,790        5,729,759
Yasuda Fire & Marine Insurance Co. Ltd. ....................        Japan              44,000          273,412
Zurich Financial Services AG................................     Switzerland           15,073        5,140,476
                                                                                                  ------------
                                                                                                    53,910,182
                                                                                                  ------------
*IT CONSULTING & SERVICES .6%
Gartner Inc., B.............................................    United States         309,950        2,851,540
                                                                                                  ------------
MACHINERY 1.2%
Komatsu Ltd. ...............................................        Japan           1,384,000        6,347,402
                                                                                                  ------------
MEDIA 1.4%
Gannett Co. Inc. ...........................................    United States         111,500        7,347,850
                                                                                                  ------------
MULTILINE RETAIL 1.0%
Marks & Spencer PLC.........................................    United Kingdom      1,482,820        5,463,658
                                                                                                  ------------
OIL & GAS 6.8%
Amerada Hess Corp. .........................................    United States          44,420        3,589,136
Eni SpA.....................................................        Italy             699,695        8,529,471
Repsol YPF SA...............................................        Spain             333,120        5,499,031
Shell Transport & Trading Co. PLC...........................    United Kingdom        878,370        7,300,603
Total Fina Elf SA, B........................................        France             39,177        5,485,516
Valero Energy Corp. ........................................    United States         143,380        5,273,516
                                                                                                  ------------
                                                                                                    35,677,273
                                                                                                  ------------
PAPER & FOREST PRODUCTS 5.5%
Boise Cascade Corp. ........................................    United States         183,000        6,436,110
Carter Holt Harvey Ltd. ....................................     New Zealand        8,236,100        5,685,258
Georgia-Pacific Corp. (Timber Grp)..........................    United States         250,605        8,959,129
Kimberly Clark de Mexico SA de CV, A........................        Mexico          2,729,000        8,051,113
                                                                                                  ------------
                                                                                                    29,131,610
                                                                                                  ------------

TEMPLETON GLOBAL OPPORTUNITIES TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
PHARMACEUTICALS 10.2%
Abbott Laboratories.........................................    United States         254,060     $ 12,197,421
Aventis SA..................................................        France            123,710        9,875,687
*Elan Corp. PLC, ADR........................................    Irish Republic        182,340       11,122,740
Merck KGAA..................................................       Germany            286,410       10,062,065
Pharmacia Corp. ............................................    United States         227,389       10,448,525
                                                                                                  ------------
                                                                                                    53,706,438
                                                                                                  ------------
REAL ESTATE .6%
Cheung Kong Holdings Ltd. ..................................      Hong Kong           293,000        3,192,990
                                                                                                  ------------
ROAD & RAIL 2.9%
Canadian National Railway Co. ..............................        Canada            193,030        7,812,271
Nippon Express Co. Ltd. ....................................        Japan           1,050,000        4,739,817
Stagecoach Holdings PLC.....................................    United Kingdom      2,280,000        2,525,103
                                                                                                  ------------
                                                                                                    15,077,191
                                                                                                  ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS 2.2%
*Agere Systems Inc., A......................................    United States         855,100        6,413,250
Intel Corp. ................................................    United States         182,100        5,326,425
                                                                                                  ------------
                                                                                                    11,739,675
                                                                                                  ------------
*TRANSPORTATION INFRASTRUCTURE 1.5%
Grupo Aeroportuario Del Sureste SA de CV, ADR...............        Mexico            425,200        7,951,240
                                                                                                  ------------
WIRELESS TELECOMMUNICATION SERVICES
Smartone Telecommunications Holdings Ltd. ..................      Hong Kong               200              231
                                                                                                  ------------
TOTAL COMMON STOCKS (COST $454,718,947).....................                                       499,788,847
                                                                                                  ------------
PREFERRED STOCKS 1.8%
Cia Vale do Rio Doce, A, ADR, pfd. .........................        Brazil            273,520        6,345,664
Tele Norte Leste Participacoes SA, ADR, pfd. ...............        Brazil            208,301        3,178,675
                                                                                                  ------------
TOTAL PREFERRED STOCKS (COST $9,735,987)....................                                         9,524,339
                                                                                                  ------------
TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST
  $464,454,934).............................................                                       509,313,186
                                                                                                  ------------
                                                                                   PRINCIPAL
                                                                                    AMOUNT
                                                                                  -----------
(A)REPURCHASE AGREEMENT (COST $15,579,000) 3.0%
Dresdner Bank AG, 3.85%, 7/02/01 (Maturity Value
  $15,583,998) Collateralized by U.S. Treasury Bills, Notes
  and Bonds, and U.S. Government Agency Securities..........    United States     $15,579,000       15,579,000
                                                                                                  ------------
TOTAL INVESTMENTS (COST $480,033,934) 99.7%.................                                       524,892,186
OTHER ASSETS, LESS LIABILITIES .3%..........................                                         1,668,018
                                                                                                  ------------
TOTAL NET ASSETS 100.0%.....................................                                      $526,560,204
                                                                                                  ============

*Non-income producing.
(a)At June 30, 2001, all repurchase agreements held by the Fund had been entered into on June 29, 2001.
                       See Notes to Financial Statements.

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $480,033,934)....    $524,892,186
 Cash.......................................................             680
 Receivables:
  Investment securities sold................................         455,035
  Fund shares sold..........................................       1,455,064
  Dividends and interest....................................       1,219,831
                                                                ------------
      Total assets..........................................     528,022,796
                                                                ------------
Liabilities:
 Payables:
  Fund shares redeemed......................................         541,101
  To affiliates.............................................         747,933
 Accrued expenses...........................................         173,558
                                                                ------------
      Total liabilities.....................................       1,462,592
                                                                ------------
Net assets, at value........................................    $526,560,204
                                                                ============
Net assets consist of:
 Undistributed net investment income........................    $  2,952,949
 Net unrealized appreciation................................      44,858,252
 Accumulated net realized gain..............................       3,282,799
 Beneficial shares..........................................     475,466,204
                                                                ------------
Net assets, at value........................................    $526,560,204
                                                                ============
CLASS A:
 Net asset value per share ($502,763,160 / 36,459,332 shares
   outstanding).............................................          $13.79
                                                                ============
 Maximum offering price per share ($13.79 / 94.25%).........          $14.63
                                                                ============
CLASS B:
 Net asset value and maximum offering price per share
  ($743,430 / 54,294 shares outstanding)*...................          $13.69
                                                                ============
CLASS C:
 Net asset value per share ($23,053,614 / 1,694,421 shares
  outstanding)*.............................................          $13.61
                                                                ============
 Maximum offering price per share ($13.61 / 99.00%).........          $13.75
                                                                ============

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.
 16

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Financial Statements (continued)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $657,124)
 Dividends..................................................    $  6,534,486
 Interest...................................................         417,712
                                                                ------------
      Total investment income...............................                    $  6,952,198
Expenses:
 Management fees (Note 3)...................................       2,162,460
 Administrative fees (Note 3)...............................         379,793
 Distribution fees (Note 3)
  Class A...................................................         643,758
  Class B...................................................           3,367
  Class C...................................................         118,279
 Transfer agent fees (Note 3)...............................         379,000
 Custodian fees.............................................          48,000
 Registration and filing fees...............................          30,500
 Professional fees..........................................          29,600
 Trustees' fees and expenses................................          48,000
                                                                ------------
      Total expenses........................................                       3,842,757
                                                                                ------------
            Net investment income...........................                       3,109,441
                                                                                ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................       4,653,264
  Foreign currency transactions.............................         (92,177)
                                                                ------------
      Net realized gain.....................................                       4,561,087
      Net unrealized depreciation on investments............                     (37,296,383)
                                                                                ------------
Net realized and unrealized loss............................                     (32,735,296)
                                                                                ------------
Net decrease in net assets resulting from operations........                    $(29,625,855)
                                                                                ============

                       See Notes to Financial Statements.

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Financial Statements (continued)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                    ENDED
                                                                JUNE 30, 2001          YEAR ENDED
                                                                 (UNAUDITED)        DECEMBER 31, 2000
                                                                -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $  3,109,441          $   4,887,986
  Net realized gain from investments and foreign currency
   transactions.............................................       4,561,087             99,280,769
  Net unrealized depreciation on investments................     (37,296,383)          (112,250,936)
                                                                -------------------------------------
    Net decrease in net assets resulting from operations....     (29,625,855)            (8,082,181)

 Distributions to shareholders from:
  Net investment income:
   Class A..................................................        (733,138)            (5,410,353)
   Class B..................................................            (954)                (1,370)
   Class C..................................................              --                (77,694)
  Net realized gains:
   Class A..................................................      (1,993,996)           (72,833,341)
   Class B..................................................          (2,593)               (43,384)
   Class C..................................................         (96,695)            (3,270,191)
                                                                -------------------------------------
 Total distributions to shareholders........................      (2,827,376)           (81,636,333)

 Beneficial share transactions (Note 2):
   Class A..................................................     (14,621,809)           (48,183,125)
   Class B..................................................         240,105                268,574
   Class C..................................................        (508,216)            (3,496,073)
                                                                -------------------------------------
 Total beneficial share transactions........................     (14,889,920)           (51,410,624)

    Net decrease in net assets..............................     (47,343,151)          (141,129,138)

Net assets:
 Beginning of period........................................     573,903,355            715,032,493
                                                                -------------------------------------
 End of period..............................................    $526,560,204          $ 573,903,355
                                                                =====================================

Undistributed net investment income included in net assets:
 End of period..............................................    $  2,952,949          $     577,600
                                                                =====================================

                       See Notes to Financial Statements.
 18

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Opportunities Trust (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in the equity securities of companies located anywhere in the world, including developing or emerging markets. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade, and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. FOREIGN CURRENCY CONTRACTS:

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

The Fund offers three classes of shares: Class A, Class B and Class C shares. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2001, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                             SIX MONTHS ENDED                         YEAR ENDED
                                                              JUNE 30, 2001                        DECEMBER 31, 2000
                                                       --------------------------------------------------------------------
                                                         SHARES          AMOUNT                SHARES           AMOUNT
                                                         -------------------------------------------------------------
CLASS A SHARES:
Shares sold..........................................   15,462,520    $ 218,464,395          142,264,671    $ 2,278,870,785
Shares issued on reinvestment of distributions.......      161,854        2,304,871            4,461,173         68,731,061
Shares redeemed......................................  (16,652,683)    (235,391,075)        (149,098,114)    (2,395,784,971)
                                                       --------------------------------------------------------------------
Net decrease.........................................   (1,028,309)   $ (14,621,809)          (2,372,270)   $   (48,183,125)
                                                       ====================================================================

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Notes to Financial Statements (unaudited) (continued)

2. BENEFICIAL SHARES (CONT.)


                                                             SIX MONTHS ENDED                         YEAR ENDED
                                                              JUNE 30, 2001                        DECEMBER 31, 2000
                                                       --------------------------------------------------------------------
                                                         SHARES          AMOUNT                SHARES           AMOUNT
                                                         -------------------------------------------------------------
CLASS B SHARES:
Shares sold..........................................       26,564    $     374,109               23,172    $       369,114
Shares issued on reinvestment of distributions.......          215            3,057                2,542             38,535
Shares redeemed......................................       (9,962)        (137,061)              (8,526)          (139,075)
                                                       --------------------------------------------------------------------
Net increase.........................................       16,817    $     240,105               17,188    $       268,574
                                                       ====================================================================

                                                             SIX MONTHS ENDED                         YEAR ENDED
                                                              JUNE 30, 2001                        DECEMBER 31, 2000
                                                       --------------------------------------------------------------------
                                                         SHARES          AMOUNT                SHARES           AMOUNT
                                                         -------------------------------------------------------------
CLASS C SHARES:
Shares sold..........................................    1,566,823    $  21,740,364            5,423,173    $    84,619,161
Shares issued on reinvestment of distributions.......        5,969           84,051              201,775          3,079,428
Shares redeemed......................................   (1,611,518)     (22,332,631)          (5,802,835)       (91,194,662)
                                                       --------------------------------------------------------------------
Net decrease.........................................      (38,726)   $    (508,216)            (177,887)   $    (3,496,073)
                                                       ====================================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also directors or officers of Templeton Investment Counsel, LLC (TIC), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to TIC of 0.80% per year of the average daily net assets of the fund. The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.25%, 1.00% and 1.00% per year of the average daily net assets of Class A, Class B and Class C shares, respectively. Under the Class A distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At June 30, 2001, unreimbursed costs were $2,666,884. Distributors received net commissions from sales of Fund shares and received contingent deferred sales charges for the period of $30,381 and $123,871 respectively.

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES

At June 30, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes of $481,187,985 was as follows:

Unrealized appreciation.....................................  $ 95,044,464
Unrealized depreciation.....................................   (51,340,263)
                                                              ------------
Net unrealized appreciation.................................  $ 43,704,201
                                                              ============

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and losses realized subsequent to October 31, on the sale of foreign currencies.

At December 31, 2000, the Fund had deferred currency losses occurring subsequent to October 31, 2000 of $237,390. For tax purposes, such losses will be reflected in the year ending December 31, 2001.

The Fund utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for tax purposes.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2001 aggregated $26,266,836 and $33,977,905, respectively.

SEMIANNUAL REPORT
TEMPLETON GLOBAL OPPORTUNITIES TRUST

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Templeton Global Opportunities Trust prospectus, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.





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